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                                                                    EXHIBIT 99.1
                                                                    ------------


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ending August 23, 2002 as filed with the Securities and Exchange Commission by Environmental Tectonics Corporation (the "Company") on the date hereof (the "Report"), I, William F. Mitchell, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                          /s/ William F. Mitchell
                                          ---------------------------
                                          William F. Mitchell
                                          Chief Executive Officer

                                          October 15, 2002